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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-07613


                                 Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2003 through June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                     PIONEER
                                     -------
                                      FUND


                                   Semiannual
                                     Report

                                     6/30/03


                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    8

Schedule of Investments                           12

Financial Statements                              21

Notes to Financial Statements                     30

Results of Shareowner Meeting                     37

Trustees, Officers and Service Providers          40

The Pioneer Family of Mutual Funds                41

Retirement Plans from Pioneer                     42

Programs and Services for Pioneer Shareowners     44

Pioneer Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 6/30/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------

With the fading of concerns over the Iraq war, investors whose attention had been focused overseas were buoyed by hints of increased economic activity at home. The nation's stock markets began a broad-based rally in early March, and prices continued to climb. From April through June, the major stock market averages recorded one of the biggest quarterly jumps in years. Increasing investor confidence also led to strong returns on corporate bonds. However, returns on government bonds, which rose sharply earlier, have slowed.

Encouraging factors aren't hard for investors to find. The lowest interest rates many of us have ever seen and the administration's tax cuts mean higher incomes for many consumers. The tax reductions on dividends and capital gains are of special interest to investors. Corporations can also borrow at the lowest rates in years. Many companies senior financial positions. are realizing substantial savings by replacing old, high-cost debt with new issues that carry lower interest. The Federal Reserve Board cut rates once again in June in an effort to inject further stimulus into the economy. And the weak U.S. dollar helps exporters and multinational companies operating in countries with stronger currencies.

One possible lesson to be learned from the market's decline and recovery is the importance of staying invested. Those who stayed with their commitments participated in the recent rally, while those who remained on the sidelines had to play catch-up. If the protracted slump caused your investment discipline to slip, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program.

Our style focuses on companies, not on forecasts

There are always risks, of course, and the direction of the economy is something of a puzzle at the moment. If it continues to struggle for very long, investors may once again seek shelter in short-term commitments. However, Pioneer's portfolio managers and analysts do not base investment decisions on economic assumptions. Instead, as it has since our founding in 1928, our value-focused investment style requires complete understanding of a company and its potential. That means intensive analysis of financial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that appears to exceed the market's valuation, that company becomes a candidate for investment. Our research efforts are aided in no small measure by the global resources of our parent organization, UniCredito Italiano S.p.A.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,


/s/ Osbert M. Hood


Osbert M. Hood,
Pioneer Investment Management, Inc.

The preceding information is the opinion of Fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

[SIDEBAR TEXT]

----------------------------------------
     Pioneer's new
     president

     Osbert Hood was recently
     named Chief Executive
     Officer and President of
     Pioneer Investments USA.
     Mr. Hood, formerly Pioneer's
     Chief Operating Officer and
     a key member of the senior
     management committee,
     joined Pioneer in 2000 from
     John Hancock Financial Ser-
     vices, where he had held
     "I am excited and honored
     to have the opportunity to
     lead Pioneer as it continues
     to grow," Mr. Hood said.
     "As CEO I look forward to
     furthering Pioneer's strategic
     goals, including developing
     new products that can meet
     the wider needs of investors
     and the advisers who serve
     them."
----------------------------------------

[END SIDEBAR TEXT]

Pioneer Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks 92.8%
Depositary Receipts for International Stocks 3.2%
Temporary Cash Investment 2.1%
International Common Stocks 1.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technoloty 17.1%
Financial 16.9%
Industrials 12.7%
Consumer Discretionary 11.5%
Consumer Staples 11.5%
Health Care 11.0%
Energy 7.8%
Materials 5.7%
Telecommunication Services 3.9%
Utilities 1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
  1.   ChevronTexaco Corp.        2.93%    6.   McGraw-Hill Co., Inc.      1.78%
--------------------------------------------------------------------------------
  2.   IBM Corp.                  2.39     7.   Johnson & Johnson Co.      1.75
--------------------------------------------------------------------------------
  3.   SBC Communications, Inc.   2.05     8.   National City Corp.        1.67
--------------------------------------------------------------------------------
  4.   Exxon Mobil Corp.          1.93     9.   Schering-Plough Corp.      1.66
--------------------------------------------------------------------------------
  5.   Target Corp.               1.87    10.   John Wiley & Sons, Inc.    1.64
--------------------------------------------------------------------------------

This list excludes money market instruments. Portfolio holdings will vary for other periods.

Pioneer Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $32.94    $30.76

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.150      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.


-------------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

             Net Asset    Public Offering
Period         Value          Price*
10 Years       9.76%           9.11%
5 Years       -0.27           -1.44
1 Year        -5.46          -10.90
-------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Fund*          S&P 500 Index

6/93     9425                   10000
         10063                  10496
12/94    10005                  10633
         12671                  14623
12/96    15167                  17975
         21002                  23968
12/98    27092                  30823
         31325                  37305
12/00    31361                  33915
         27871                  29895
12/02    22225                  23290
6/03     23911                  26022

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $32.27    $30.14

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.020      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's
(S&P) 500 Index.


-------------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

                      If          If
Period               Held      Redeemed*
Life-of-Class
(7/1/96)             7.29%       7.29%
5 Years             -1.13       -1.30
1 Year              -6.29      -10.04
-------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Fund*          S&P 500 Index

7/96     10000                  10000
         10991                  11081
12/97    15079                  14777
         19275                  18999
12/99    22094                  22996
         21927                  20903
12/01    19323                  18421
         15274                  14351
6/03     16364                  16037


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $31.95    $29.84

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.030      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

-------------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(7/1/96)              7.17%          7.02%
5 Years              -1.07          -1.27
1 Year               -6.22          -7.15
-------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Fund*          S&P 500 Index

7/96     9900                   10000
         10764                  11081
12/97    14774                  14777
         18888                  18999
12/99    21661                  22996
         21505                  20903
12/01    18959                  18421
         15002                  14351
6/03     16078                  16037

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   4/01/03
                 $33.02    $29.24

Distributions per Share   Income      Short-Term      Long-Term
(4/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.070      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

-------------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

                If           If
Period         Held       Redeemed*
10 Years       9.85%        9.85%
5 Years       -0.25        -0.25
1 Year        -5.46        -6.41
-------------------------------------------------

* Reflects deduction 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Fund*          S&P 500 Index

6/93     10000                  10000
         10688                  10496
12/94    10642                  10633
         13519                  14623
12/96    16195                  17975
         22405                  23968
12/98    28979                  30823
         33527                  37305
12/00    33612                  33915
         29845                  29895
12/02    23790                  23290
6/03     25590                  26022

Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $33.02    $30.82

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.210      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's
(S&P) 500 Index.

-------------------------------------------------
Average Annual Total Returns*
(As of June 30, 2003)

                       If           If
Period                Held       Redeemed
Life-of-Class
(5/6/99)             -4.21%        -4.21%
1 Year               -5.02         -5.02
-------------------------------------------------

* Assumes reinvestment of distributions.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Fund*          S&P 500 Index

5/99     10000                  10000
         10800                  11126
12/00    10854                  10113
          9687                   8912
12/02     7758                   6943
6/03      8366                   7759

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Fund comments on the performance of the Fund as well as the economy over the past six months.

Q: Please comment on the stock markets during the first six months of 2003 and the performance of Pioneer Fund.

A: The first half of 2003 saw a marked change in the direction of stock prices in the United States. After beginning the year in a state of great uncertainty, the market turned sharply upward in the middle of March. The immediate catalyst for the improvement seemed to be the apparent military success of the U.S. and British led coalition in Iraq. For several months prior to the war in Iraq, investors had been nervous about the prospect of war and unsure of its economic consequences. Relieved of that anxiety and also heartened by continued low interest rates, new federal tax cuts, and improved corporate earnings, investors flocked back to the stock market in the second quarter. Prices rose briskly from the depressed levels of earlier in the year. At the margins there was intense speculative activity in many "deep value" and "turn-around" stocks, even in some with, in our view, quite dubious prospects. A burst of merger-and-acquisition transactions also captivated investors. In concluding my year-end 2002 shareowner letter I wrote "there are reasons for optimism." As the major clouds of uncertainty began to lift in March, those numerous positives evidently came into clear view for many people.

    For the six months ended June 30, 2003, the Standard & Poor's 500 rose by 11.76%. The performance came principally in the second quarter, when the S&P went up 15.39%. By comparison, Class A shares of Pioneer Fund rose, on a fully reinvested basis at net asset value, by 7.59% in the six months and 14.45% in the second quarter.

    Most of the underperformance of the Fund versus its benchmark came in the first two and a half months of the year, when we had a number of portfolio holdings reporting disappointing earnings results and an allocation of our investments between sectors that was somewhat out of line with the areas of greatest market strength. Encouragingly, though, since the market began its rebound, our portfolio has generally performed in line with the

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    S&P 500 and also quite competitively versus our peer funds. In some case our "problem stocks" have recovered, and in other instances changes we made to the portfolio have helped.

Q: Can you provide further detail on sector performance for the market and the Fund and on the performance of particular stocks in the Fund that helped or hurt results?

A: The sectors with the greatest absolute performance during the period for both the Fund and the S&P 500 were financials and information technology. In those sectors the Fund posted weighted returns equal to or better than the S&P. While our stock selections in some cases differed from the stocks important in the Index, we managed to do quite well, especially in the financial sector. Our positions in T. Rowe Price and National City made significant contributions, and we also benefited by not owning the troubled Freddie Mac. In technology, Synopsys was a standout for us.

    Looking across other sectors, our areas of weakness included most notably consumer discretionary, health care and industrials. In each case, it was our choice of stocks rather than the amount of our investment in the sector that caused the problems. Sony and Eastman Kodak hurt us in consumer discretionary; owning the struggling Schering-Plough while not owning the strong performer Amgen, hampered results in health care. In industrials, despite the exceptional performance of our holding in PACCAR, the poor return of General Dynamics and the fact that we were only lightly represented in the very strong General Electric, held us back.

Q: What changes did you make to the Pioneer Fund portfolio during the six months?

A: Positioning the portfolio for improvement in many areas of technology spending, we added six names in that sector: Electronic Data Systems (to which we returned after the company appointed new management), Electronic Arts, SunGuard Data Systems, Symantec, Cisco Systems and Qualcomm. We continue to look for additional promising names in the information technology sector as well as in all other sectors.

Pioneer Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03                            (continued)
--------------------------------------------------------------------------------

    We sold 3M at what we regarded as a full price. In a cash acquisition offer, we also sold our long-held position in American Water Works at a profit. After extended disappointment with results, we sold Schlumberger, Sony, CVS, Ford Motor and General Motors. Loss of confidence in management led to our decisions to part company with DPL and Bristol-Myers Squibb. Judging that there were more attractive alternatives elsewhere, we also sold our positions in British Petroleum and Mellon Financial.

Q:  What is your outlook for the rest of the year?

A: We are optimistic for the rest of the year, though we have several concerns. The high prices of oil and natural gas may become a drag on corporate profitability as the year progresses. We are also watching the bond market closely and are wondering about the effects of rising longer-term interest rates on housing, banks and mortgage-finance companies, and insurance companies with large bond portfolios. Finally, we expect the dollar to stabilize and perhaps even strengthen somewhat against the euro and British pound and do not think that the boost to U.S. corporate earnings resulting from the weak dollar will persist.

    Counterbalancing the concerns are a number of intriguing developments. The new federal income-tax cuts, including the reductions in taxes on dividends and capital gains, should prove stimulative. New regulations, including the Sarbanes-Oxley corporate responsibility provisions and the SEC proxy-voting disclosure requirements, are helping to restore investor confidence in financial markets. Recovery in Asia is in progress following the SARS epidemic. Finally, capital spending appears to be picking up as businesses feel they are at last regaining their footing and getting some traction after three very difficult years.

    The key to further market advances will of course be corporate earnings. Improvements in earnings, calendar year to date, have been fueled importantly by cost cutting, the weak dollar, the mortgage-refinancing boom and very low interest rates. Going forward, companies must achieve real unit sales growth and also get some pricing in order to power additional growth in earnings. Will it happen? Six months from now we shall know. We do think that there is a reasonably good chance of the needed earnings growth,

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    based on our conversations with company managements and their comments, albeit often still quite guarded, about the improving tone of their businesses. We are going to "place our bets" on that outcome, which we think is also likely assuming a normal rotation of the business cycle. Thank you for your continued support.

    The preceding information is the opinion of fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
               COMMON STOCKS - 97.9%
               Energy - 7.7%
               Integrated Oil & Gas - 6.6%
2,270,500      ChevronTexaco Corp.                        $  163,930,100
  660,044      ConocoPhillips                                 36,170,411
3,006,986      Exxon Mobil Corp.                             107,980,867
  900,000      Royal Dutch Petroleum Co. *                    41,958,000
  700,000      Shell Transport & Trading Co. (A.D.R.)         27,895,000
                                                          --------------
                                                          $  377,934,378
                                                          --------------
               Oil & Gas Drilling - 1.1%
1,140,200      Smith International, Inc. *                $   41,890,948
  851,252      Transocean Offshore Inc. *                     18,702,007
                                                          --------------
                                                          $   60,592,955
                                                          --------------
               Total Energy                               $  438,527,333
                                                          --------------
               Materials - 5.6%
               Aluminum - 0.7%
1,626,000      Alcoa, Inc.                                $   41,463,000
                                                          --------------
               Commodity Chemicals - 1.2%
  500,000      Air Products & Chemicals, Inc.             $   20,800,000
  300,000      Dow Chemical Co.                                9,288,000
  916,896      E.I. du Pont de Nemours and Co.                38,179,550
                                                          --------------
                                                          $   68,267,550
                                                          --------------
               Diversified Chemicals - 0.4%
  400,000      PPG Industries, Inc.                       $   20,296,000
                                                          --------------
               Diversified Metals & Mining - 1.9%
  797,900      Phelps Dodge Corp. *                       $   30,591,486
4,000,000      Rio Tinto Plc                                  75,572,996
                                                          --------------
                                                          $  106,164,482
                                                          --------------
               Paper Packaging - 0.2%
  526,400      Greif, Inc.                                $   12,107,200
                                                          --------------
               Paper Products - 0.5%
1,080,000      Meadwestvaco Corp.                         $   26,676,000
                                                          --------------
               Precious Metals & Minerals - 0.7%
1,313,500      Newmont Mining Corp.                       $   42,636,210
                                                          --------------
               Total Materials                            $  317,610,442
                                                          --------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                          Value
              Capital Goods - 7.1%
              Aerospace & Defense - 2.3%
  600,000     Boeing Co.                                  $   20,592,000
1,012,300     General Dynamics Corp.                          73,391,750
  800,000     Lockheed Martin Corp.                           38,056,000
                                                          --------------
                                                          $  132,039,750
                                                          --------------
              Electrical Components & Equipment - 0.6%
  445,800     Emerson Electric Co.                        $   22,780,380
  315,500     General Electric Co.                             9,048,540
                                                          --------------
                                                          $   31,828,920
                                                          --------------
              Industrial Conglomerates - 2.3%
  480,800     Illinois Tool Works, Inc.                   $   31,660,680
  563,300     Johnson Controls, Inc.                          48,218,480
  750,000     United Technologies Corp.                       53,122,500
                                                          --------------
                                                          $  133,001,660
                                                          --------------
              Industrial Machinery - 1.9%
  900,000     Caterpillar, Inc.                           $   50,094,000
1,300,000     Deere & Co.                                     59,410,000
                                                          --------------
                                                          $  109,504,000
                                                          --------------
              Total Capital Goods                         $  406,374,330
                                                          --------------
              Commercial Services & Supplies - 1.7%
              Employment Services - 0.7%
2,133,800     Robert Half International, Inc. *           $   40,414,172
                                                          --------------
              Office Services & Supplies - 1.0%
1,243,900     Canon, Inc. (A.D.R.) *                      $   56,784,035
                                                          --------------
              Total Commercial Services & Supplies        $   97,198,207
                                                          --------------
              Transportation - 3.7%
              Airlines - 1.1%
3,538,600     Southwest Airlines Co.                      $   60,863,920
                                                          --------------
              Railroads - 2.1%
1,054,200     Burlington Northern, Inc.                   $   29,981,448
3,730,100     Norfolk Southern Corp.                          71,617,920
  320,800     Union Pacific Corp.                             18,612,816
                                                          --------------
                                                          $  120,212,184
                                                          --------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                    Value
              Trucking - 0.5%
  450,000     United Parcel Service                 $   28,665,000
                                                    --------------
              Total Transportation                  $  209,741,104
                                                    --------------
              Automobiles & Components - 1.0%
              Automobile Manufacturers - 1.0%
  825,000     PACCAR, Inc.                          $   55,621,500
                                                    --------------
              Total Automobiles & Components        $   55,621,500
                                                    --------------
              Consumer Durables & Apparel - 0.6%
              Photographic Products - 0.6%
1,337,400     Eastman Kodak Co.                     $   36,577,890
                                                    --------------
              Total Consumer Durables & Apparel     $   36,577,890
                                                    --------------
              Media - 6.1%
              Advertising - 1.1%
  890,200     Omnicom Group                         $   63,827,340
                                                    --------------
              Publishing - 5.0%
  443,000     Dow Jones & Co., Inc.                 $   19,062,290
1,000,000     Gannett Co.                               76,810,000
3,494,400     John Wiley & Sons, Inc.+                  91,553,280
1,606,000     McGraw-Hill Co., Inc.                     99,572,000
                                                    --------------
                                                    $  286,997,570
                                                    --------------
              Total Media                           $  350,824,910
                                                    --------------
              Retailing - 3.5%
              Department Stores - 0.3%
  884,800     May Department Stores Co.             $   19,695,648
                                                    --------------
              General Merchandise Stores - 2.3%
  700,000     Family Dollar Stores, Inc.            $   26,705,000
2,760,000     Target Corp.                             104,438,400
                                                    --------------
                                                    $  131,143,400
                                                    --------------
              Home Improvement Retail - 0.8%
1,000,000     Lowe's Companies, Inc.                $   42,950,000
                                                    --------------
              Specialty Stores - 0.1%
  305,700     Barnes & Noble, Inc. *                $    7,046,385
                                                    --------------
              Total Retailing                       $  200,835,433
                                                    --------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                          Value
               Food & Drug Retailing - 3.4%
               Drug Retail - 1.5%
2,851,200      Walgreen Co.                               $   85,821,120
                                                          --------------
               Food Distributors - 0.9%
1,732,400      Sysco Corp.                                $   52,041,296
                                                          --------------
               Hypermarkets & Supercenters - 1.0%
1,052,000      Wal-Mart Stores, Inc.                      $   56,460,840
                                                          --------------
               Total Food & Drug Retailing                $  194,323,256
                                                          --------------
               Food, Beverage & Tobacco - 5.1%
               Packaged Foods & Meats - 4.0%
1,766,000      Campbell Soup Co.                          $   43,267,000
  578,860      Del Monte Foods Co. *                           5,117,122
  960,600      General Mills, Inc.                            45,542,046
1,496,150      H.J. Heinz Co., Inc.                           49,343,027
  550,000      Hershey Foods Corp.                            38,313,000
2,558,900      Sara Lee Corp.                                 48,132,909
                                                          --------------
                                                          $  229,715,104
                                                          --------------
               Soft Drinks - 1.1%
1,357,900      PepsiCo, Inc.                              $   60,426,550
                                                          --------------
               Total Food, Beverage & Tobacco             $  290,141,654
                                                          --------------
               Household & Personal Products - 2.8%
               Household Products - 2.8%
1,358,600      Colgate-Palmolive Co.                      $   78,730,870
  900,000      Procter & Gamble Co.                           80,262,000
                                                          --------------
                                                          $  158,992,870
                                                          --------------
               Total Household & Personal Products        $  158,992,870
                                                          --------------
               Health Care Equipment & Supplies - 4.2%
               Health Care Distributors - 2.7%
1,233,300      Abbott Laboratories                        $   53,969,208
1,900,000      Johnson & Johnson Co.                          98,230,000
                                                          --------------
                                                          $  152,199,208
                                                          --------------
               Health Care Equipment - 1.0%
1,532,800      Becton, Dickinson & Co.                    $   59,549,280
                                                          --------------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
              Managed Health Care - 0.5%
  320,000     United Healthcare Group, Inc.              $   16,080,000
  170,000     Wellpoint Health Networks, Inc. *              14,331,000
                                                         --------------
                                                         $   30,411,000
                                                         --------------
              Total Health Care Equipment & Supplies     $  242,159,488
                                                         --------------
              Pharmaceuticals & Biotechnology - 6.6%
              Pharmaceuticals - 6.6%
  949,000     Eli Lilly & Co.                            $   65,452,530
1,400,600     Merck & Co., Inc.                              84,806,330
1,200,000     Novartis AG (A.D.R.)                           47,772,000
1,600,000     Pfizer, Inc.                                   54,640,000
  389,800     Roche Holdings AG                              30,634,454
4,992,800     Schering-Plough Corp.                          92,866,080
                                                         --------------
                                                         $  376,171,394
                                                         --------------
              Total Pharmaceuticals & Biotechnology      $  376,171,394
                                                         --------------
              Banks - 5.9%
              Diversified Banks - 1.3%
  400,000     Bank of America Corp.                      $   31,612,000
  900,000     Wells Fargo & Co.                              45,360,000
                                                         --------------
                                                         $   76,972,000
                                                         --------------
              Regional Banks - 3.8%
  755,700     First Tennessee National Corp.             $   33,182,787
  445,810     Huntington Bancshares, Inc.                     8,702,211
2,864,648     National City Corp.                            93,702,636
1,000,000     SunTrust Banks, Inc.                           59,340,000
  439,200     Zions Bancorporation                           22,227,912
                                                         --------------
                                                         $  217,155,546
                                                         --------------
              Thrifts & Mortgage Finance - 0.8%
1,040,760     Washington Mutual, Inc.                    $   42,983,388
                                                         --------------
              Total Banks                                $  337,110,934
                                                         --------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                          Value
               Diversified Financials - 6.3%
               Asset Management & Custody Banks - 4.2%
2,446,800      The Bank of New York Co., Inc.             $   70,345,500
1,015,500      Federated Investors, Inc.                      27,845,010
1,613,600      State Street Corp.                             63,575,840
2,100,000      T. Rowe Price Associates, Inc.                 79,275,000
                                                          --------------
                                                          $  241,041,350
                                                          --------------
               Consumer Finance - 0.7%
  900,000      American Express Co.                       $   37,629,000
                                                          --------------
               Investment Banking & Brokerage - 1.4%
1,242,000      Merrill Lynch & Co., Inc.                  $   57,976,560
  493,500      Morgan Stanley, Dean Witter and Co.            21,097,125
                                                          --------------
                                                          $   79,073,685
                                                          --------------
               Total Diversified Financials               $  357,744,035
                                                          --------------
               Insurance - 4.3%
               Insurance Brokers - 1.3%
1,443,000      Marsh & McLennan Co., Inc.                 $   73,694,010
                                                          --------------
               Multi-Line Insurance - 0.9%
  962,218      American International Group, Inc.         $   53,095,189
                                                          --------------
               Property & Casualty Insurance - 2.1%
1,174,200      Chubb Corp.                                $   70,452,000
  760,400      Safeco Corp.                                   26,826,912
  647,600      St. Paul Companies, Inc.                       23,643,876
                                                          --------------
                                                          $  120,922,788
                                                          --------------
               Total Insurance                            $  247,711,987
                                                          --------------
               Software & Services - 6.3%
               Application Software - 3.5%
  916,000      Adobe Systems, Inc.                        $   29,376,120
  909,600      BMC Software, Inc. *                           14,853,768
3,080,000      Microsoft Corp.                                78,878,800
  300,000      Symantec Corp. *                               13,158,000
1,000,000      Synopsys, Inc. *                               61,850,000
                                                          --------------
                                                          $  198,116,688
                                                          --------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                               Value
               Data Processing & Outsourced Services - 2.7%
1,014,200      Automatic Data Processing, Inc.                 $   34,340,812
1,183,100      Computer Sciences Corp. *                           45,099,772
  552,800      DST Systems, Inc. *                                 21,006,400
1,000,000      Electronic Data Systems Corp.                       21,450,000
  551,250      Fiserv, Inc. *                                      19,630,013
  400,000      SunGard Data Systems, Inc. *                        10,364,000
                                                               --------------
                                                               $  151,890,997
                                                               --------------
               Home Entertainment Software - 0.1%
  100,000      Electronic Arts, Inc. *                         $    7,399,000
                                                               --------------
               Total Software & Services                       $  357,406,685
                                                               --------------
               Technology Hardware & Development - 6.4%
               Communications Equipment - 2.2%
1,000,000      Cisco Systems, Inc. *                           $   16,590,000
4,408,261      Motorola, Inc.                                      41,569,901
3,100,000      Nokia Corp. (A.D.R.)                                50,933,000
  500,000      Qualcomm, Inc.                                      17,875,000
                                                               --------------
                                                               $  126,967,901
                                                               --------------
               Computer Hardware - 4.0%
  541,100      Diebold, Inc.                                   $   23,402,575
1,625,000      Dell Computer Corp. *                               51,935,000
1,624,000      IBM Corp. *                                        133,980,000
4,300,000      Sun Microsystems, Inc. *                            19,780,000
                                                               --------------
                                                               $  229,097,575
                                                               --------------
               Electronic Equipment & Instruments - 0.2%
  800,000      Veeco Instruments, Inc. *                       $   13,624,000
                                                               --------------
               Total Technology Hardware & Development         $  369,689,476
                                                               --------------
               Semiconductors - 4.0%
               Semiconductor Equipment - 1.5%
3,074,000      Applied Materials, Inc. *                       $   48,753,640
1,027,000      Novellus Systems, Inc. *                            37,609,767
                                                               --------------
                                                               $   86,363,407
                                                               --------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                               Value
               Semiconductors - 2.5%
1,600,000      Altera Corp. *                                  $   26,240,000
3,240,000      Intel Corp.                                         67,340,160
2,868,000      Texas Instruments, Inc.                             50,476,800
                                                               --------------
                                                               $  144,056,960
                                                               --------------
               Total Semiconductors                            $  230,420,367
                                                               --------------
               Telecommunication Services - 3.8%
               Integrated Telecommunication Services - 3.8%
  505,448      Alltel Corp.                                    $   24,372,703
3,059,600      BellSouth Corp.                                     81,477,148
4,495,637      SBC Communications, Inc.                           114,863,525
                                                               --------------
                                                               $  220,713,376
                                                               --------------
               Total Telecommunication Services                $  220,713,376
                                                               --------------
               Utilities - 1.8%
               Electric Utilities - 1.1%
  710,000      American Electric Power Co., Inc.               $   21,179,300
  500,000      Consolidated Edison, Inc.                           21,640,000
  700,000      Southern Co.                                        21,812,000
                                                               --------------
                                                               $   64,631,300
                                                               --------------
               Gas Utilities - 0.7%
  558,600      KeySpan Energy Corp.                            $   19,802,370
  767,533      Vectren Corp.                                       19,226,702
                                                               --------------
                                                               $   39,029,072
                                                               --------------
               Total Utilities                                 $  103,660,372
                                                               --------------
               TOTAL COMMON STOCKS
               (cost $4,165,259,189)                           $5,599,557,043
                                                               --------------


The accompanying notes are an integral part of these financial statements.    19

Pioneer Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Principal
     Amount                                                            Value
                  TEMPORARY CASH INVESTMENT - 2.1%
                  Securities Lending Collateral
$117,463,415      Security Lending Investment Fund, 1.21%     $  117,463,415
                                                              --------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $117,463,415)                         $  117,463,415
                                                              --------------
                  TOTAL INVESTMENT IN SECURITIES - 100.0%
                  (Cost $4,282,722,604) (a)(b)(c)             $5,717,020,458
                                                              ==============

*   Non-income producing security.

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

(a) At June 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $4,286,296,448 was as follows:
    Aggregate gross unrealized gain for all
    investments in which there is an excess of
    value over tax cost                                    $1,788,049,820
    Aggregate gross unrealized loss for all
    investments in which there is an excess of tax cost over value
                                          (357,325,810)
                                                              --------------
     Net unrealized gain                                    $1,430,724,010
                                                            ==============
(b) At December 31, 2002, the Fund had a net capital loss carryforward of $273,239,289 which will expire between 2009 and 2010, if not utilized.
(c) The Fund elected to defer approximately $138,910,633 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2003 aggregated $197,172,656 and $338,329,117, respectively.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/03 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
     loaned of $112,759,937) (cost $4,274,975,004)               $5,625,467,178
  Investment in securities of affiliated issuers
     (cost $7,747,600)                                               91,553,280
  Cash                                                               39,525,919
  Receivables -
     Investment securities sold                                         656,418
     Fund shares sold                                                 7,486,776
     Dividends, interest and foreign taxes withheld                   6,489,734
  Other                                                                  18,393
                                                                 --------------
       Total assets                                              $5,771,197,698
                                                                 --------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                     $    7,673,216
     Upon return of securities loaned                               117,463,415
  Due to affiliates                                                   4,954,128
  Accrued expenses                                                      667,812
                                                                 --------------
       Total liabilities                                         $  130,758,571
                                                                 --------------
NET ASSETS:
  Paid-in capital                                                $4,700,322,217
  Accumulated undistributed net investment income                     1,488,733
  Accumulated net realized loss on investments                     (495,683,345)
  Net unrealized gain on investments                              1,434,297,854
  Net unrealized gain on assets and liabilities denominated in
     foreign currencies                                                  13,668
                                                                 --------------
       Total net assets                                          $5,640,439,127
                                                                 ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $4,796,439,678/145,590,055 shares)           $        32.94
                                                                 ==============
  Class B (based on $490,275,032/15,194,801 shares)              $        32.27
                                                                 ==============
  Class C (based on $242,167,699/7,578,490 shares)               $        31.95
                                                                 ==============
  Class R (based on $567.55/17.19 shares)                        $        33.02
                                                                 ==============
  Class Y (based on $111,556,150/3,378,727 shares)               $        33.02
                                                                 ==============
MAXIMUM OFFERING PRICE:
  Class A ($32.94 [divided by] 94.25%)                           $        34.95
                                                                 ==============
  Class C ($31.95 [divided by] 99.00%)                           $        32.27
                                                                 ==============


The accompanying notes are an integral part of these financial statements.    21

Pioneer Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/03


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
     $723,599 and including income from affiliated
     issuers of $174,720)                              $ 54,235,549
  Interest                                                   90,646
  Income from securities loaned, net                        125,483
                                                       ------------
       Total investment income                                             $ 54,451,678
                                                                           ------------
EXPENSES:
  Management fees
     Basic fee                                         $ 15,707,132
     Performance adjustment                              (2,522,260)
  Transfer agent fees
     Class A                                              6,907,950
     Class B                                              1,020,311
     Class C                                                358,991
     Class Y                                                 34,235
  Distribution fees
     Class A                                              5,140,653
     Class B                                              2,311,944
     Class C                                              1,108,206
     Class R                                                      1
  Administrative fees                                       369,256
  Custodian fees                                            152,007
  Professional fees                                         101,470
  Printing                                                  247,757
  Fees and expenses of nonaffiliated trustees               105,075
  Miscellaneous                                             149,211
                                                       ------------
       Total expenses                                                      $ 31,191,939
       Less fees paid indirectly                                                (75,502)
                                                                           ------------
       Net expenses                                                        $ 31,116,437
                                                                           ------------
         Net investment income                                             $ 23,335,241
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
     Investments                                       $(79,945,386)
     Other assets and liabilities denominated in
       foreign currencies                                   (14,193)       $(79,959,579)
                                                       ------------        ------------
  Change in net unrealized gain (loss) from:
     Investments                                       $444,094,008
     Other assets and liabilities denominated in
       foreign currencies                                   (26,425)       $444,067,583
                                                       ------------        ------------
         Net gain on investments and foreign
           currency transactions                                           $364,108,004
                                                                           ------------
         Net increase in net assets resulting from
           operations                                                      $387,443,245
                                                                           ============


22    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/03 and the Year Ended 12/31/02

                                                             Six Months
                                                               Ended
                                                              6/30/03              Year Ended
                                                            (unaudited)             12/31/02
FROM OPERATIONS:
Net investment income                                     $   23,335,241     $    41,167,130
Net realized loss on investments                             (79,959,579)       (304,996,588)
Change in net unrealized gain (loss) on investments          444,067,583      (1,176,042,354)
                                                          --------------     ---------------
  Net increase (decrease) in net assets resulting
     from operations                                      $  387,443,245     $(1,439,871,812)
                                                          --------------     ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class A ($0.15 and $0.26 per share, respectively)       $  (21,848,689)    $   (39,066,806)
  Class B ($0.02 and $0.00 per share, respectively)             (305,643)                  -
  Class C ($0.03 and $0.02 per share, respectively)             (225,131)           (180,575)
  Class R ($0.07 and $0.00 per share, respectively)                   (1)                 -
  Class Y ($0.21 and $0.39 per share, respectively)             (641,048)         (1,022,218)
                                                          --------------     ---------------
     Total distributions to shareowners                   $  (23,020,512)    $   (40,269,599)
                                                          --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  387,432,820     $   949,583,716
Reinvestment of distributions                                 19,620,274          34,397,113
Cost of shares repurchased                                  (510,371,768)     (1,330,063,698)
                                                          --------------     ---------------
  Net decrease in net assets resulting from fund
     share transactions                                   $ (103,318,674)    $  (346,082,869)
                                                          --------------     ---------------
  Net increase (decrease) in net assets                   $  261,104,059     $(1,826,224,280)
NET ASSETS:
Beginning of period                                        5,379,335,068       7,205,559,348
                                                          --------------     ---------------
End of period (including accumulated undistributed
  net investment income of $1,488,733 and
  $1,174,004, respectively)                               $5,640,439,127     $ 5,379,335,068
                                                          ==============     ===============


The accompanying notes are an integral part of these financial statements.    23

Pioneer Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/03 and the Year Ended 12/31/02

                                     '03 Shares            '03 Amount
                                    (unaudited)            (unaudited)        '02 Shares      '02 Amount
CLASS A
Shares sold                           9,190,884          $ 282,625,328         20,614,457   $  721,548,534
Reinvestment of distributions           581,181             18,649,893            986,492       33,337,885
Less shares repurchased             (13,238,025)          (402,329,655)       (30,537,915)  (1,056,094,249)
                                    -----------          -------------        -----------   --------------
  Net decrease                       (3,465,960)         $(101,054,434)        (8,936,966)  $ (301,207,830)
                                    ===========          =============        ===========   ==============
CLASS B
Shares sold                           1,038,383          $  31,383,430          3,504,416   $  120,638,678
Reinvestment of distributions             7,733                242,306                  -                -
Less shares repurchased              (2,051,757)           (60,651,528)        (5,160,924)    (172,028,404)
                                    -----------          -------------        -----------   --------------
  Net decrease                       (1,005,641)         $ (29,025,792)        (1,656,508)  $  (51,389,726)
                                    ===========          =============        ===========   ==============
CLASS C
Shares sold                           1,194,529          $  35,821,727          2,674,204   $   91,362,204
Reinvestment of distributions             4,080                128,900              3,322          101,900
Less shares repurchased              (1,200,220)           (35,326,427)        (2,585,589)     (85,053,658)
                                    -----------          -------------        -----------   --------------
  Net increase (decrease)                (1,611)         $     624,200             91,937   $    6,410,446
                                    ===========          =============        ===========   ==============
CLASS R*
Shares sold                                  17          $         504
Reinvestment of distributions                 -                      -
Less shares repurchased                   (0.00)(a)                 (1)
                                    -----------          -------------
  Net increase                               17          $         503
                                    ===========          =============
CLASS Y
Shares sold                           1,138,996          $  37,601,831            461,518   $   16,034,300
Reinvestment of distributions            18,496                599,175             28,026          957,328
Less shares repurchased                (383,330)           (12,064,157)          (495,017)     (16,887,387)
                                    -----------          -------------        -----------   --------------
  Net increase (decrease)               774,162          $  26,136,849             (5,473)  $      104,241
                                    ===========          =============        ===========   ==============

*    Class R shares were first publicly offered on April 1, 2003.

(a)  Amount rounds to less than one share


24    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/03           Year Ended
CLASS A                                                   (unaudited)          12/31/02
Net asset value, beginning of period                       $    30.76         $    38.87
                                                           ----------         ----------
Increase (decrease) from investment operations:
 Net investment income                                     $     0.15         $     0.27
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                 2.18              (8.12)
                                                           ----------         ----------
   Net increase (decrease) from investment
    operations                                             $     2.33         $    (7.85)
Distributions to shareowners:
 Net investment income                                          (0.15)             (0.26)
 Net realized gain                                                  -                  -
                                                           ----------         ----------
Net increase (decrease) in net asset value                 $     2.18         $    (8.11)
                                                           ----------         ----------
Net asset value, end of period                             $    32.94         $    30.76
                                                           ==========         ==========
Total return*                                                    7.59%            (20.26)%
Ratio of net expenses to average net assets+                     1.09%**            1.11%
Ratio of net investment income to average net assets+            0.99%**            0.75%
Porfolio turnover rate                                              8%**               7%
Net assets, end of period (in thousands)                   $4,796,440         $4,584,649
Ratios with reduction for fees paid indirectly:
 Net expenses                                                    1.08%**            1.10%
 Net investment income                                           1.00%**            0.76%


                                                           Year Ended     Year Ended     Year Ended     Year Ended
CLASS A                                                     12/31/01       12/31/00       12/31/99       12/31/98
Net asset value, beginning of period                       $    44.26     $    47.60     $    43.30     $    34.95
                                                           ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income                                     $     0.18     $     0.16     $     0.18     $     0.21
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                (5.11)         (0.14)          6.51           9.84
                                                           ----------     ----------     ----------     ----------
   Net increase (decrease) from investment
    operations                                             $    (4.93)    $     0.02     $     6.69     $    10.05
Distributions to shareowners:
 Net investment income                                          (0.16)         (0.12)         (0.17)         (0.21)
 Net realized gain                                              (0.30)         (3.24)         (2.22)         (1.49)
                                                           ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                 $    (5.39)    $    (3.34)    $     4.30     $     8.35
                                                           ----------     ----------     ----------     ----------
Net asset value, end of period                             $    38.87     $    44.26     $    47.60     $    43.30
                                                           ==========     ==========     ==========     ==========
Total return*                                                  (11.13)%         0.12%         15.63%         29.00%
Ratio of net expenses to average net assets+                     1.14%          1.11%          1.10%          1.09%
Ratio of net investment income to average net assets+            0.43%          0.31%          0.39%          0.52%
Porfolio turnover rate                                              6%            20%            10%             9%
Net assets, end of period (in thousands)                   $6,140,520     $6,645,954     $6,638,130     $5,388,761
Ratios with reduction for fees paid indirectly:
 Net expenses                                                    1.13%          1.09%          1.09%          1.08%
 Net investment income                                           0.44%          0.33%          0.40%          0.53%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


25    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      6/30/03       Year Ended
CLASS B                                             (unaudited)      12/31/02
Net asset value, beginning of period                  $  30.14       $  38.13
                                                      --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                  $  (0.02)      $  (0.09)
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          2.17          (7.90)
                                                      --------       --------
   Net increase (decrease) from investment
    operations                                        $   2.15       $  (7.99)
Distributions to shareowners:
 Net investment income                                   (0.02)             -
 Net realized gain                                           -              -
                                                      --------       --------
Net increase (decrease) in net asset value            $   2.13       $  (7.99)
                                                      --------       --------
Net asset value, end of period                        $  32.27       $  30.14
                                                      ========       ========
Total return*                                             7.14%        (20.96)%
Ratio of net expenses to average net assets+              1.99%**        1.98%
Ratio of net investment income (loss) to average
 net assets+                                              0.09%**       (0.12)%
Porfolio turnover rate                                       8%**           7%
Net assets, end of period (in thousands)              $490,275       $488,242
Ratios with reduction for fees paid indirectly:
 Net expenses                                             1.98%**        1.97%
 Net investment income (loss)                             0.10%**       (0.11)%


                                                     Year Ended    Year Ended    Year Ended    Year Ended
CLASS B                                               12/31/01      12/31/00      12/31/99      12/31/98
Net asset value, beginning of period                 $  43.61       $ 47.24       $  43.20      $  35.01
                                                     --------       --------      --------      --------
Increase (decrease) from investment operations:
 Net investment loss                                 $  (0.12)      $  (0.18)     $  (0.12)     $  (0.04)
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        (5.06)         (0.21)         6.38          9.72
                                                     --------       --------      --------      --------
   Net increase (decrease) from investment
    operations                                       $  (5.18)      $  (0.39)     $   6.26      $   9.68
Distributions to shareowners:
 Net investment income                                      -              -             -             -
 Net realized gain                                      (0.30)         (3.24)        (2.22)        (1.49)
                                                     --------       --------      --------      --------
Net increase (decrease) in net asset value           $  (5.48)      $  (3.63)     $   4.04      $   8.19
                                                     --------       --------      --------      --------
Net asset value, end of period                       $  38.13       $  43.61      $  47.24      $  43.20
                                                     ========       ========      ========      ========
Total return*                                          (11.87)%        (0.75)%       14.63%        27.82%
Ratio of net expenses to average net assets+             1.99%          1.98%         1.98%         1.99%
Ratio of net investment income (loss) to average
 net assets+                                            (0.41)%        (0.56)%       (0.50)%       (0.41)%
Porfolio turnover rate                                      6%            20%           10%            9%
Net assets, end of period (in thousands)             $680,820       $705,339      $593,145      $271,796
Ratios with reduction for fees paid indirectly:
 Net expenses                                            1.98%          1.96%         1.96%         1.96%
 Net investment income (loss)                           (0.40)%        (0.54)%       (0.48)%       (0.38)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios with no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      6/30/03       Year Ended
CLASS C                                             (unaudited)      12/31/02
Net asset value, beginning of period                  $  29.84       $  37.74
                                                      --------       --------
Increase (decrease) from investment operations:
 Net investment income (loss)                         $   0.03       $  (0.01)
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          2.11          (7.87)
                                                      --------       --------
   Net increase (decrease) from investment
    operations                                        $   2.14       $  (7.88)
Distributions to shareowners:
 Net investment income                                   (0.03)         (0.02)
 Net realized gain                                           -              -
                                                      --------       --------
Net increase (decrease) in net asset value            $   2.11       $  (7.90)
                                                      --------       --------
Net asset value, end of period                        $  31.95       $  29.84
                                                      ========       ========
Total return*                                             7.17%        (20.87)%
Ratio of net expenses to average net assets+              1.87%**        1.90%
Ratio of net investment income (loss) to average
 net assets+                                              0.21%**       (0.03)%
Porfolio turnover rate                                       8%**           7%
Net assets, end of period (in thousands)              $242,168       $226,183
Ratios with reduction for fees paid indirectly:
 Net expenses                                             1.87%**        1.89%
 Net investment income (loss)                             0.21%**       (0.02)%


                                                     Year Ended    Year Ended    Year Ended   Year Ended
CLASS C                                               12/31/01      12/31/00    12/31/99(a)    12/31/98
Net asset value, beginning of period                 $  43.15       $  46.76      $  42.76     $ 34.66
                                                     --------       --------      --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $  (0.06)      $  (0.12)     $  (0.09)    $ (0.04)
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        (5.05)         (0.25)         6.31        9.63
                                                     --------       --------      --------     -------
   Net increase (decrease) from investment
    operations                                       $  (5.11)      $  (0.37)     $   6.22     $  9.59
Distributions to shareowners:
 Net investment income                                      -              -             -           -
 Net realized gain                                      (0.30)         (3.24)        (2.22)      (1.49)
                                                     --------       --------      --------     -------
Net increase (decrease) in net asset value           $  (5.41)      $  (3.61)     $   4.00     $  8.10
                                                     --------       --------      --------     -------
Net asset value, end of period                       $  37.74       $  43.15      $  46.76     $ 42.76
                                                     ========       ========      ========     =======
Total return*                                          (11.84)%        (0.72)%       14.68%      27.85%
Ratio of net expenses to average net assets+             1.94%          1.95%         1.96%       1.97%
Ratio of net investment income (loss) to average
 net assets+                                            (0.37)%        (0.54)%       (0.49)%     (0.39)%
Porfolio turnover rate                                      6%            20%           10%          9%
Net assets, end of period (in thousands)             $282,616       $240,792      $156,739     $47,389
Ratios with reduction for fees paid indirectly:
 Net expenses                                            1.93%          1.92%         1.93%       1.93%
 Net investment income (loss)                           (0.36)%        (0.51)%       (0.46)%     (0.35)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    27

Pioneer Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            4/1/03
                                                              to
                                                            6/30/03
                                                          (unaudited)
CLASS R(a)
Net asset value, beginning of period                         $29.24
                                                             ------
Increase from investment operations:
  Net investment income                                      $ 0.06
  Net realized and unrealized gain on investments and
     foreign currency transactions                             3.79
                                                             ------
     Net increase from investment operations                 $ 3.85
Distributions to shareowners:
  Net investment income                                       (0.07)
                                                             ------
Net increase in net asset value                              $ 3.78
                                                             ------
Net asset value, end of period                               $33.02
                                                             ======
Total return*                                                 12.93%
Ratio of net expenses to average net assets+                   1.27%**
Ratio of net investment income to average net assets+          0.71%**
Porfolio turnover rate                                            8%**
Net assets, end of period (in thousands)                     $    1
Ratios with reduction for fees paid indirectly:
  Net expenses                                                 1.27%**
  Net investment income                                        0.71%**

(a) Class R shares were first publicly offered on April 1, 2003.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


28    The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                 Ended
                                                                6/30/03       Year Ended   Year Ended   Year Ended    5/6/99 to
CLASS Y (a)                                                   (unaudited)      12/31/02     12/31/01     12/31/00      12/31/99
Net asset value, beginning of period                            $  30.82       $  38.93     $  44.34     $ 47.62      $ 46.44
                                                                --------       --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.19       $   0.41     $   0.24     $  0.35      $  0.23
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                    2.22          (8.13)       (5.02)      (0.14)        3.41
                                                                --------       --------     --------     -------      -------
   Net increase (decrease) from investment operations           $   2.41       $  (7.72)    $  (4.78)    $  0.21      $  3.64
Distributions to shareowners:
 Net investment income                                             (0.21)         (0.39)       (0.33)      (0.25)       (0.24)
 Net realized gain                                                     -              -        (0.30)      (3.24)       (2.22)
                                                                --------       --------     --------     -------      -------
Net increase (decrease) in net asset value                      $   2.20       $  (8.11)    $  (5.41)    $ (3.28)     $  1.18
                                                                --------       --------     --------     -------      -------
Net asset value, end of period                                  $  33.02       $  30.82     $  38.93     $ 44.34      $ 47.62
                                                                ========       ========     ========     =======      =======
Total return*                                                       7.84%        (19.92)%     (10.75)%      0.50%        8.00%
Ratio of net expenses to average net assets+                        0.63%**        0.70%        0.72%       0.72%        0.72%**
Ratio of net investment income to average net assets+               1.42%**        1.17%        0.84%       0.70%        0.73%**
Porfolio turnover rate                                                 8%**           7%           6%         20%          10%
Net assets, end of period (in thousands)                        $111,556       $ 80,262     $101,603     $12,566      $12,348
Ratios with reduction for fees paid indirectly:
 Net expenses                                                       0.63%**        0.69%        0.70%       0.70%        0.71%**
 Net investment income                                              1.42%**        1.18%        0.86%       0.72%        0.74%**

(a) Class Y shares were first publicly offered on May 6, 1999
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   29

Pioneer Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   as the Fund is informed of the ex dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year.

Pioneer Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    The tax character of distributions paid during the year ended December 31, 2002, were as follows:

------------------------------------------------
                                        2002
------------------------------------------------
  Distributions paid from:
   Ordinary income                   $40,269,599
   Long-term capital gain                      -
                                     -----------
  Total                              $40,269,599
                                     ===========
------------------------------------------------

 The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

---------------------------------------------
                                        2002
                                  ------------
Undistributed ordinary income     $  1,174,004
Undistributed long-term gain                 -
Unrealized appreciation            986,670,095
                                 ------------
Total                             $987,844,099
                                    ============
----------------------------------------------

 The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $599,275 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2003.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

F. Security Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral is adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser,

Pioneer Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

   Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the benchmark index. Prior to May 1, 2003 the Fund's benchmark index was the Lipper Growth & Income Funds Index. Pursuant to a shareholder vote on April 17, 2003, the benchmark index was changed to the Standard and Poor's 500 Index, effective May 1, 2003. For the six months ended June 30, 2003, the aggregate performance adjustment resulted in a decrease to management fees of $2,522,260, resulting in a management fee equivalent to 0.50%, on an annualized basis of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2003, $2,577,595 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $745,832 in transfer agent fees payable to PIMSS at June 30, 2003.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B Class C and Class R shares (Class A Plan, Class B Plan, Class C Plan and Class R
Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $1,630,701 in distribution fees payable to PFD at June 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2003, CDSCs in the amount of $638,334 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2003, expenses were reduced by $75,502 under such arrangements.

6. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Inter-

Pioneer Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

est on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ending June 30, 2003, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2003:

-------------------------------------------------------------------------
                   Purchases      Sales        Dividend
   Affiliates       (shares)     (shares)       Income          Value
-------------------------------------------------------------------------
  John Wiley &
  Sons, Inc.           -             -         $174,720      $91,553,280
-------------------------------------------------------------------------

Pioneer Fund

-------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)
-------------------------------------------------------------------------

On April 17, 2003, the Fund held a special meeting of shareowners to vote on four proposals. All proposals were passed by a shareowner vote. Here are the detailed results of the votes.

Proposal 1 - To elect Trustees.

          Nominee               Affirmative         Withheld
 John F. Cogan, Jr.          109,831,730.486     3,486,743.558
 Mary K. Bush                109,520,213.376     3,798,260.668
 Richard H. Egdhal, M.D.     109,744,448.196     3,574,025.848
 Daniel T. Geraci            109,834,959.993     3,483,517.051
 Margaret B.W. Graham        109,899,101.544     3,419,372.500
 Marguerite A. Piret         109,870,142.421     3,448,331.623
 Stephen K. West             109,717,217.019     3,601,257.025
 John Winthrop               109,930,487.811     3,387,986.233

Proposal 2 - To approve a new management contract.

   Affirmative          Against           Abstain
 86,097,438.120     4,247,261.911     3,800,248.013

Proposal 3 - To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subavisers and to approve amendments to subadvisory agreements without shareowner approval.

   Affirmative          Against           Abstain
 83,996,098.001     6,574,518.747     3,574,331.296

Proposal 4 (a) - To approve a change to the Fund's investment policy on senior securities.

   Affirmative          Against           Abstain
 83,030,991.682     4,895,427.904     6,218,528.458

Proposal 4 (b) - To approve a change to the Fund's investment policy on borrowing.

   Affirmative          Against           Abstain
 82,799,431.264     5,099,658.825     6,245,857.955

Proposal 4 (c) - To approve a change to the Fund's investment policy on real estate.

   Affirmative          Against           Abstain
 83,035,820.697     4,849,438.403     6,259,688.944

Pioneer Fund

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)                          (continued)
--------------------------------------------------------------------------------

Proposal 4 (d) - To approve a change to the Fund's investment policy on loans.

   Affirmative          Against           Abstain
 82,903,672.532     5,017,954.378     6,223,321.134

Proposal 4 (e) - To approve a change to the Fund's investment policy on commodities.

   Affirmative          Against           Abstain
 82,932,673.747     4,996,079.825     6,216,194.472

Proposal 4 (f) - To approve a change to the Fund's investment policy on diversification.

   Affirmative          Against           Abstain
 83,042,821.058     4,885,500.772     6,216,626.214

Proposal 4 (g) - To approve a change to the Fund's investment policy on acting as an underwriter.

   Affirmative          Against           Abstain
 83,149,766.709     4,774,471.628     6,220,709.707

Proposal 4 (h) - To approve a change to the Fund's investment policy on concentration.

   Affirmative          Against           Abstain
 83,226,727.462     4,702,159.127     6,216,061.455

Proposal 4 (i) - To approve a change to the Fund's investment policy on guarantees.

   Affirmative          Against           Abstain
 82,869,177.134     5,052,059.181     6,223,711.729

Proposal 4 (j) - To approve a change to the Fund's investment policy on margins.


   Affirmative          Against           Abstain
 82,828,928.417     5,100,150.588     6,215,869.039

Proposal 4 (k) - To approve a change to the Fund's investment policy on short sales.

   Affirmative          Against           Abstain
 82,822,941.536     5,105,500.231     6,216,506.277

Pioneer Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proposal 4 (l) - To approve a change to the Fund's investment policy on exercising control.

   Affirmative          Against           Abstain
 83,131,217.556     4,794,073.037     6,219,657.451

Proposal 4 (m) - To approve a change to the Fund's investment policy on other investment companies.

   Affirmative          Against           Abstain
 83,066,275.244     4,856,981.618     6,221,691.182

Proposal 4 (n) - To approve a change to the Fund's investment policy on qualification for foreign registration.

   Affirmative          Against           Abstain
 83,033,670.894     4,897,227.345     6,214,049.805

Proposal 4 (p) - To approve a change to the Fund's investment policy on foreign restriction.

   Affirmative          Against           Abstain
 83,038,753.957     4,880,746.985     6,225,447.102

Pioneer Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Osbert M. Hood, Executive
Richard H. Egdahl, M.D.                   Vice President*
Margaret B.W. Graham                     Vincent Nave, Treasurer
Osbert M. Hood*                          Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

*Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003.
 Daniel T. Geraci resigned as Trustee and Executive Vice President of the Fund on April 30, 2003.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Core Equity Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Real Estate Shares
Pioneer Stable Value Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund


International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund


Money Market
Pioneer Cash Reserves Fund*

  * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*

For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*

A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*

The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For more information about any Pioneer fund, call your financial advisor, or call Pioneer directly at 1-800-225-6292. Please request a free prospectus, which contains information about fund charges and expenses. Read it carefully before you invest or send money.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   13709-00-0803
                                         (C)2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable for semiannual reports; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these
controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to
the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 25, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 25, 2003

* Print the name and title of each signing officer under his or her signature.